UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2012 (March 6, 2012)

PERICOM SEMICONDUCTOR CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	0-27026	77-0254621
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3545 North First Street

San Jose, California 95134

(Address of principal executive offices) (Zip Code)

(408) 435-0800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2012, Pericom Semiconductor Corporation (the “Company”) issued a press release announcing the renewal of its shareholder rights plan. A copy of the press release is attached hereto as Exhibit 99.1

The shareholder rights plan is embodied in the Rights Agreement (the “Rights Agreement”), dated as of March 6, 2012, by and between the Company and Computershare Trust Company, N.A. (the “Rights Agent”). The Rights Agreement replaces the rights agreement, dated as of March 6, 2002, between the Company and EquiServe Trust Company, N.A., which expired on March 6, 2012. The Rights Agreement is attached hereto as Exhibit 4.1. For a description of the material terms of the Rights Agreement and the rights thereunder, please refer to Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Securities Holders.

In connection with the implementation of the Rights Agreement, on March 6, 2012, the Board of Directors of the Company declared a dividend of one preferred share purchase right (the “Rights”) for each outstanding common share, no par value, of the Company (the “Common Shares”) outstanding at the close of business on March 6, 2012 (the “Record Date”) to the shareholders of record on such date. The Rights Agreement sets forth the terms and conditions of the Rights. The following description of the terms and conditions of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The capitalized terms used in this Current Report on Form 8-K shall have the same respective meanings as those defined in the Rights Agreement, unless otherwise defined in this Form 8-K.

Pursuant to the terms and conditions of the Rights Agreement, each Right entitles the registered holder thereof, after the Rights become exercisable and until the redemption, exchange or expiration of the Rights, to purchase from the Company one one-thousandth (1/1000th) of a share of Series D Junior Participating Preferred Stock, no par value (the “Preferred Shares”), at a price of $46.23 per one one-thousandth (1/1000th) of a Preferred Share, subject to certain anti-dilution adjustments (the “Purchase Price”).

Until the close of business on the earlier of (i) the tenth (10th) calendar day following a public announcement that a Person or group of affiliated or associated Persons (a “Group”) (with certain limited exceptions) has acquired, or obtained the right to acquire, beneficial ownership of fifteen percent (15%) of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) (an “Acquiring Person”), or (ii) the tenth (10th) calendar day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person or Group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a Person or Group of fifteen percent (15%) of such securities (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced by the Common Share certificates.

The Rights will be transferable only in connection with the transfer of the underlying Common Shares until the Distribution Date or earlier redemption or expiration of the Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights will not have any voting rights at any time.

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The Rights Agreement provides that the following shall not be deemed to be an “Acquiring Person” for purposes of the Rights Plan: (i) the Company and any subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company or (ii) any Person or Group which is the beneficial owner of fifteen percent (15%) or more of the Common Shares outstanding on March 6, 2012 (an “Existing Holder”), unless and until such time as such Existing Holder becomes the beneficial owner of any additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the beneficial owner of such additional Common Shares, such Person or Group is not the beneficial owner of fifteen percent (15%) or more of the Common Shares then outstanding..

Subject to the rights of the holders of any shares of or any series of preferred stock ranking prior and superior to the Preferred Shares, each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared by the Board of Directors of the Company, to a dividend equal to 1,000 times the dividend, if any, declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to the greater of (i) $1,000 per share plus any accrued but unpaid dividends and (ii) an amount equal to 1,000 times the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Share’s dividend, liquidation and voting rights, the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

In the event that a Person or Group becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then-current Purchase Price of one Right. In the event that, after a Person or Group has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50 percent of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then-current Purchase Price of one Right.

At any time after a Person or Group becomes an Acquiring Person, and prior to the earlier of one of the events described in the last sentence in the previous paragraph or the acquisition by such Acquiring Person of 50 percent or more of the then outstanding Common Shares, the Board of Directors may cause the Company to exchange all or part of the then outstanding and excercisable the Rights (other than Rights owned by an Acquiring Person which have become void) for Common Shares at an exchange rate of one Common Share per Right (subject to appropriate anti-dilution adjustments). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting such an exchange, the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company shall then approve.  If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement all of the Common Shares or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive such shares or other securities shall be entitled to receive such only from such trust and in accordance with the terms and provisions of such trust agreement.

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All but not less than all of the outstanding Rights may be redeemed at a price of $0.001 per Right, subject to appropriate anti-dilution adjustments (the “Redemption Price”) by the Board of Directors at any time prior to the time that a Person or Group becomes an Acquiring Person. The Company may, at its option, pay the Redemption Price in Common Shares, cash or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Pursuant to the Rights Agreement, the Rights will expire at 5:00 p.m., Eastern Daylight Time, on March 6, 2022 (unless earlier redeemed, exchanged or terminated).

The Purchase Price payable, and the number of one one-thousandths of a Preferred Share or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (which, in the case of dividends, will be subject to the adjustment described in clause (i) above) or of subscription rights or warrants (other than those referred to above).

Until a Right is exercised, the holder thereof, as such, will have no additional rights as a shareholder of the Company beyond those as an existing shareholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Rights Agreement may be supplemented or amended by the Board of Directors of the Company in any respect without the approval of any holders of Rights or Common Shares for so long as the Rights are then redeemable and, after the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holder of the Rights (other than the interests of an Acquiring Person or its affiliates). The right of the Board of Directors to extend the Distribution Date shall not require an amendment or supplement to the Rights Agreement.

One Right was distributed to shareholders of the Company for each Common Share owned of record by them on the Record Date. As long as the Rights are attached to the Common Shares, the Company will continue to issue one Right with each new Common Share so that all such shares will have attached Rights. The Company has agreed that, from and after the Distribution Date, the Company will reserve 400,000 Preferred Shares initially for issuance upon exercise of the Rights.

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The Rights are intended to enable all shareholders of the Company to realize the long-term value of their investment in the Company and is designed to assure that the Company’s shareholders receive fair and equal treatment in the event of an unsolicited attempt is made to acquire the Company. The Rights Agreement is intended to provide the Company’s Board of Directors with sufficient time to consider any and all alternatives to such an action and is similar to rights plans adopted by many other public companies. The Rights will cause substantial dilution to a Person or Group that acquires fifteen percent (15%) or more of the Company’s stock on terms not approved by the Company’s Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at any time prior to the first date that a Person or Group has become an Acquiring Person.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed an Amended and Restated Certificate of Determination (the “Certificate of Determination”) of Series D Junior Participating Preferred Stock with the Secretary of State of the State of California on March 6, 2012. See the description in Item 3.03 of this Current Report on Form 8-K for a more complete description of the rights and preferences of the Series D Junior Participating Preferred Stock. A copy of the Certificate of Determination, the form of which is Exhibit A to the Rights Agreement, is attached hereto as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Determination of Series D Junior Participating Preferred Stock of Pericom Semiconductor Corporation, classifying and designating the Series D Junior Participating Preferred Stock, as filed March 6, 2012 with the Secretary of State of the State of California.

4.1	Rights Agreement, dated as of March 6, 2012, between Pericom Semiconductor Corporation and Computershare Trust Company, N.A., as Rights Agent, which includes the form of Amended and Restated Certificate of Determination of the Series D Junior Participating Preferred Stock of Pericom Semiconductor Corporation as Exhibit A and the form of Right Certificate as Exhibit B.

99.1	Text of Press Release dated March 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2012

PERICOM SEMICONDUCTOR CORPORATION
(Registrant)

By:	/s/ Alex Hui
Alex Hui Chief Executive Officer

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EXHIBIT INDEX

3.1	Amended and Restated Certificate of Determination of Series D Junior Participating Preferred Stock of Pericom Semiconductor Corporation, classifying and designating the Series D Junior Participating Preferred Stock, as filed March 6, 2012 with the Secretary of State of the State of California.

4.1	Rights Agreement, dated as of March 6, 2012, between Pericom Semiconductor Corporation and Computershare Trust Company, N.A., as Rights Agent, which includes the form of Amended and Restated Certificate of Determination of the Series D Junior Participating Preferred Stock of Pericom Semiconductor Corporation as Exhibit A and the form of Right Certificate as Exhibit B.

99.1	Text of Press Release dated March 6, 2012.

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